UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SuRo Capital Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

SURO CAPITAL CORP.
640 Fifth Avenue, 12th Floor
New York, New York 10019

April 18, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of SuRo Capital Corp. (the “Company”) to be held on June 5, 2024 at 9:00 a.m., Eastern Time, at the office of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, New York 10036.

The notice of annual meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) re-elect one member of the board of directors of the Company (the “Board”), who will serve for a term of three years and until his successor is duly elected and qualified; (ii) provide an advisory vote on executive compensation; (iii) ratify the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iv) transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement.

The Company’s Board unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 18, 2024, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares of the Company’s common stock be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet in accordance with the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card. You will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903. Your vote and participation in the governance of the Company are very important.

Sincerely yours,

/s/ Mark D. Klein
Mark D. Klein
Chairman, Chief Executive Officer and President

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SURO CAPITAL CORP.
640 Fifth Avenue, 12th Floor
New York, New York 10019

(212) 931-6331

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2024

To the Stockholders of SuRo Capital Corp.:

NOTICE IS HEREBY GIVEN THAT the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of SuRo Capital Corp. (the “Company”) will be held on June 5, 2024 at 9:00 a.m., Eastern Time, at the office of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, New York 10036.

The Annual Meeting will be held for the following purposes:

1.	To re-elect one member of the board of directors of the Company (the “Board”), who will serve for a term of three years and until his successor is duly elected and qualified;

2.	To provide an advisory vote on executive compensation;

3.	To ratify the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 17, 2024 (the “Record Date”). Regardless of whether you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or register your vote by telephone or through the internet. You must have your control number, found on your proxy card or Notice of Internet Availability of Proxy Materials, in order to vote. Prior to the Annual Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. Instructions are shown on the proxy card and the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 5, 2024. The proxy statement (the “Proxy Statement”) and our annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available on the internet at https://investors.surocap.com/financial-information/sec-filings. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report free of charge.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and/or accompanying proxy card:

●	The date, time and location of the meeting;

●	A list of the matters intended to be acted on and our recommendations regarding those matters;

●	Any control/identification numbers that you need to access your proxy card; and

●	Information about attending the meeting and voting in person.

If you are unable to participate in the meeting, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

By Order of the Board of Directors,

/s/ Allison Green
Allison Green
Corporate Secretary

New York, New York
April 18, 2024

This is an important meeting. To ensure proper representation at the Annual Meeting, stockholders are requested to promptly authorize a proxy vote by telephone or through the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy by telephone or through the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by participating in the Annual Meeting and voting.

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PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

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SURO CAPITAL CORP.
640 Fifth Avenue, 12th Floor
New York, New York 10019

(212) 931-6331

PROXY STATEMENT

2024 Annual Meeting of Stockholders

To Be Held On June 5, 2024

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of SuRo Capital Corp. (the “Company,” “SuRo Capital,” “we,” “us” or “our”) for use at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 5, 2024 at 9:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, New York 10036, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card are first being released to stockholders on or about April 18, 2024. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), as well as how to submit proxies by telephone or through the internet, is being sent to stockholders on or about April 18, 2024.

We encourage you to vote your shares either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions either via the internet or by telephone, and the Company receives such instructions by June 4, 2024 at 11:59 p.m. Eastern Time, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Prior to the Annual Meeting or prior to any postponements or adjournments thereof, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. Voting instructions are shown on the proxy card and the Notice of Internet Availability of Proxy Materials. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a director of the Company, FOR the advisory vote on executive compensation, and FOR the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc., in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting or by voting by telephone or online at www.proxyvote.com. Please send any such notice of revocation to SuRo Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Any stockholder of record attending the Annual Meeting may vote in person regardless of whether he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain and present proper written authority from your institution or nominee.

If you do not vote in person at the Annual Meeting or submit voting instructions to your broker or nominee, your broker or nominee may still be authorized to vote your shares as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this Proxy Statement. Please instruct your bank or broker so your vote can be counted.

Stockholders of record may also vote either via the internet or by telephone prior to the Annual Meeting. Specific instructions to be followed by stockholders of record interested in voting via the internet or telephone are shown on the proxy card and the Notice of Internet Availability of Proxy Materials. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. This Proxy Statement and the Annual Report are available on the internet at https://investors.surocap.com/financial-information/sec-filings. The Notice of Internet Availability of Proxy Materials contains instructions on how stockholders can elect to receive a printed copy of this Proxy Statement and the Annual Report free of charge.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	to re-elect one member of the Board of Directors of the Company, Leonard A. Potter, who will serve for a term of three years expiring at the 2027 annual meeting of stockholders and until his successor is duly elected and qualified;

2.	an advisory vote on executive compensation;

3.	the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

4.	the transaction of such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date

You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on April 17, 2024 (the “Record Date”). Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 23,353,284 shares of the Company’s common stock outstanding. Thus, 11,676,643 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum. Abstentions, “withhold” votes and Broker Non-Votes (as defined below) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Broker Non-Votes

If you are the beneficial owner of shares held through a broker or other nominee and do not vote your shares or provide voting instructions, your broker may vote for you on routine proposals but not on non-routine proposals. Therefore, if you do not vote on the non-routine proposals or provide voting instructions on such proposals, your broker will not be allowed to vote your shares. This will result in a broker non-vote (“Broker Non-Votes”).

Accordingly, at the Annual Meeting, should you not vote your shares or provide voting instructions, your broker will have discretionary authority to vote your shares on the following proposal that is considered routine: “Proposal III: Ratification of Selection of Independent Registered Public Accounting Firm.” At the Annual Meeting, should you not vote your shares or provide voting instructions, your broker will not have discretionary authority to vote your shares and therefore your shares will not be voted on the following proposals that are considered non-routine: “Proposal I: Election of Director” and “Proposal II: Advisory Vote on Executive Compensation.”

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Vote Required

Election of Director. The election of a director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold” with respect to a nominee, your shares will not be voted with respect to the person indicated. Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal. Stockholders have no appraisal or dissenters’ rights in connection with this proposal.

Advisory Vote on Executive Compensation. The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required for the approval of the resolution in this proposal. As an advisory vote, this proposal is not binding upon the Company. However, the Board of Directors and the compensation committee of the Board of Directors (the “Compensation Committee”) will consider the outcome of the vote when making future decisions regarding executive compensation. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal. Stockholders have no appraisal or dissenters’ rights in connection with this proposal.

Ratification of Selection of Independent Registered Public Accounting Firm. The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal. Stockholders have no appraisal or dissenters’ rights in connection with this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Notice of Internet Availability of Proxy Materials.

We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable out-of-pocket expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally and by telephone, facsimile or electronic transmission by directors, officers or employees of the Company without special compensation therefor.

Stockholders may also provide their voting instructions by telephone or through the internet. These options require stockholders to input the control number which is located on each proxy card and Notice of Internet Availability of Proxy Materials. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating the telephone call or internet link. Stockholders who vote via the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Annual Meeting but does not wish to give a proxy by telephone or the internet, the stockholder may still vote their proxy by submitting the proxy card originally sent with this Proxy Statement. To do so, the stockholder is required to indicate his, her or its instructions on the proxy card, date and sign the proxy card, and mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States. Such stockholder must allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 4, 2024.

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Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The U.S. Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Allison Green, Corporate Secretary, SuRo Capital Corp., 640 Fifth Avenue, 12th Floor, New York, New York 10019, or by calling (212) 931-6331.

Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, and/or (iii) elect to receive future proxy materials by electronic delivery via the internet address provided in this Proxy Statement and the Notice of Internet Availability of Proxy Materials.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of each current director, the director-nominee, the Company’s executive officers, and each person, if any, known to us to beneficially own 5.0% or more of the outstanding shares of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5.0% or more of our shares of common stock pursuant to these rules is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. The percentage of beneficial ownership in the following table is based on 23,353,284 shares of our common stock outstanding as of April 17, 2024.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and/or investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law.

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and independent directors are all other directors.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Mark D. Klein(2)	Direct	1,076,666	4.61%
Independent Directors(3)
Leonard A. Potter	Direct	82,419	*
Marc Mazur	Direct	45,554	*
Ronald M. Lott	Direct	27,263	*
Lisa Westley	Direct	35,435	*
Executive Officers
Allison Green(4)	Direct	127,634	*
Executive officers and directors as a group (6 persons)(5)		1,394,971	5.97%

* Represents less than one percent (1.0%)

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Includes (i) 2,659 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein, and (ii) 205,931 restricted shares granted under the SuRo Capital Corp. Amended and Restated 2019 Equity Incentive Plan (the “Amended Equity Incentive Plan”) on December 10, 2021, February 9, 2022, and December 15, 2023, all of which are subject to certain vesting schedules.

(3)	Includes 15,015 restricted shares granted to each independent director under the Amended Equity Incentive Plan, all of which vest in full on May 31, 2024.

(4)	Includes 41,346 restricted shares granted under the Amended Equity Incentive Plan on February 9, 2022 and December 15, 2023, all of which are subject to certain vesting schedules.

(5)	The address for each of the directors and officers is c/o SuRo Capital Corp., 640 Fifth Avenue, 12th Floor, New York, New York 10019.

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Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities Owned Beneficially(1)(2)
Interested Director:
Mark D. Klein	Over $100,000
Independent Directors:
Leonard A. Potter	Over $100,000
Marc Mazur	Over $100,000
Ronald M. Lott	Over $100,000
Lisa Westley	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $3.86 per share on the Record Date on the Nasdaq Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners (if any) complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2023.

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PROPOSAL I: ELECTION OF DIRECTOR

Pursuant to the Company’s charter, the number of directors is set at five unless otherwise designated by the Board of Directors pursuant to the Company’s bylaws. In accordance with the Company’s bylaws, the Board of Directors has designated the current number of directors to be five. Directors generally are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Leonard A. Potter is currently a director and has been nominated to continue to serve as a director of the Company for a three-year term expiring in 2027. If elected, Mr. Potter will continue to serve on the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Valuation Committee, and will continue to serve as Lead Independent Director and Chair of the Valuation Committee. Mr. Potter is not being proposed for election to the Board of Directors pursuant to any arrangement or understanding between himself and the Company or any other person.

A stockholder can vote for or withhold his or her vote from the director-nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director-nominee named above. If the director-nominee should decline or be unable to serve as director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the director-nominee named above will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR-NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Director-Nominee and Directors

As described below under “Corporate Governance — Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for the director-nominee. Each of our directors and the director-nominee has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and the director-nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director-nominee have been selected such that the Board of Directors represents a range of backgrounds and experience.

Certain information as of the Record Date with respect to Mr. Potter, the director-nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, the director-nominee or our officers, and none are currently pending.

The business address of the director-nominee and the directors listed below is 640 Fifth Avenue, 12th Floor, New York, New York 10019.

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Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Mark D. Klein	62	Chief Executive Officer, President, and Chairman and Director	2011	2026
Independent Directors:
Ronald M. Lott	64	Director	2015	2025
Marc Mazur	64	Director	2017	2025
Lisa Westley	58	Director	2019	2026
Leonard A. Potter	62	Director	2011	2024

Interested Director

Mr. Klein is an “interested person,” as defined in the 1940 Act, of the Company due to his position as our Chief Executive Officer and President.

Mark Klein has spent the last two decades running public companies and investment firms. He has been our Chairman, President and Chief Executive Officer since August 2017 and a member of our Board of Directors since 2011. A director of our portfolio company Learneo (formerly Course Hero) since 2020, Mr. Klein is also a current board member of a New York Stock Exchange-listed special purpose acquisition company (“SPAC”), Churchill Capital Corp VII, for which he has served since February 2021. Mr. Klein was formerly a board member of Churchill Capital Corp II from June 2019 to July 2021, Churchill Capital Corp III from June 2019 to October 2020, Churchill Capital Corp IV from July 2020 to February 2021, Churchill Capital Corp V from December 2020 to October 2023, and Churchill Capital Corp VI from February 2021 to December 2023, each of which was a SPAC. Additionally, since 2012, he has been Managing Member and Majority Partner at M. Klein & Company, LLC, an investment banking and advisory firm.

Before joining SuRo Capital, Mr. Klein held positions including Chairman and CEO at several public and private companies and served on a variety of corporate boards. He earned a bachelor’s degree with high distinction in Business Administration from Emory University and an MBA from the J. L. Kellogg School of Management at Northwestern University.

Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors, including as Chairman.

Independent Directors

Leonard A. Potter has served as our lead independent director since December 2020 and as a member of our Board of Directors since 2011. Mr. Potter founded Wildcat Capital Management, LLC, a registered investment advisor, in September 2011, and has served as its president and chief investment officer since inception. Mr. Potter has also served as a founder and senior managing director of Vida Ventures I and II, each a biotech venture fund, since 2017. From 2002 through 2009, Mr. Potter was managing director — private equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, he served as co-head of its private equity group and as a member of the private equity investment committee. From July 2009 until September 2011, Mr. Potter served as a consultant to SFM, and as chief investment officer of Salt Creek Hospitality, a private acquirer and owner of hospitality-related assets, which was backed by SFM. From September 1998 until joining SFM in 2002, Mr. Potter was a managing director of Alpine Consolidated LLC, a private merchant bank. From April 1996 through September 1998, Mr. Potter founded and served as a managing director of Capstone Partners LLC, a private merchant bank (“Capstone”).

Prior to founding Capstone, Mr. Potter was an attorney specializing in mergers, acquisitions, corporate governance and corporation finance at Morgan, Lewis & Bockius LLP, and at Willkie Farr & Gallagher LLP. Mr. Potter has served and continues to serve as a director on a number of boards of public and private companies, including SLR Capital Ltd. (NASDAQ: SLRC), a business development company, and, since January 2017, as chairman of the board of directors for Hilton Grand Vacations Inc. (NYSE: HGV). Additionally, from 2009 to 2022, Mr. Potter served on the board of directors of SLR Senior Capital Ltd. (NASDAQ: SUNS), a business development company. Mr. Potter received a Bachelor of Arts degree from Brandeis University and a Juris Doctor degree from Fordham University School of Law.

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Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors, including as lead independent director.

Ronald M. Lott has served as a member of our Board of Directors since 2015. Mr. Lott, a member of the Professional and College Football Halls of Fame, has served as the managing member of Lott Auto LLC since 2018, the managing member of Lott Auto Land LLC since 2018, the Chief Executive Officer of Lott Auto Ventures, LLC since 2004 and the managing member of Tracy Auto Land, LLC since 1998. Mr. Lott was previously co-partner and owner of Mercedes-Benz of Medford, Oregon from 2003 until 2011 and Stan Morris Chrysler in Tracy, California from 1997 until 1998. Mr. Lott has also been a member of the board of directors of OneMain Holdings, Inc. (NYSE: OMF), a provider of consumer finance and credit insurance products and services, since 2013 and True Capital Management, a wealth management firm designed for professional athletes, entertainers, and high net worth individuals, since 2006. In 1999, Mr. Lott co-founded HRJ Capital, L.L.C., an investment management firm, remaining as a managing partner through 2009, until it was sold. Between 2013 and 2015, Mr. Lott served as a consultant for TVU Networks Corp., a product and service company for the television industry, and has been a consultant at H. Barton Asset Management, LLC since 2009. Mr. Lott serves on the Advisory Board for the following companies: Chegg, Inc., SportsBubble, LLC, ThoughtSpot, Inc., Uptake Technologies, Inc. and YourPeople, Inc. (d/b/a Zenefits). Mr. Lott played 14 seasons in the National Football League before retiring from professional football in 1994.

Our Board of Directors has concluded that Mr. Lott’s leadership experience and his extensive business and management experience as a director of a public company and as a small business owner provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.

Marc Mazur has served as a member of our Board of Directors since March 2017. Mr. Mazur has served as an Industry Advisor to Brightwood Capital Advisors, LLC, a private debt fund, since 2014, and as a member of the board of directors of Celularity Inc. since July 2021. He also served as a member of the board of directors for Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company, from April 2010 to December 2019, GX Acquisition Corp., a SPAC, which was the predecessor to Celularity Inc. upon its business combination, from May 2019 to July 2021, and GX Acquisition Corp. II, a SPAC, from February 2021 to March 2023 upon the completion of its business combination. Mr. Mazur previously served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, a London-based global macro hedge fund, and as a senior advisor of such company until 2010. He also previously served as a senior advisor to Tsinghua Venture Capital Company. Mr. Mazur served in management roles at Salomon Brothers, Inc., The Goldman Sachs Group, Inc. from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. He was an executive with Careinsite/Medical Manager and has served as a director of Staywell Health, DeVilbiss Healthcare, ChanceLight Behavioral Health and other private companies in the wellness, addiction treatment, homecare and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law.

Our Board of Directors has concluded that Mr. Mazur’s senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience, provide valuable expertise to the Board of Directors, and that therefore, he is qualified to serve as a member of our Board of Directors.

Lisa Westley has served as a member of our Board of Directors since July 2019. Ms. Westley is a Managing Director and Head of Strategy, Advent Tech at Advent International Corporation, a global private equity firm. From 2014-2018, Ms. Westley was a Partner and Chief Operating Officer of Brooklands Capital Strategies, a spin-out of TPG Capital that provides global fundraising and strategic advisory services to alternative asset managers and companies at all stages of growth. Prior to Brooklands Capital Strategies, Ms. Westley spent nine years at TPG Capital, initially as the Chief Operating Officer of TPG’s Asia-Pacific private equity business and subsequently as the Global Head of Talent Management. Before TPG, Ms. Westley spent 15 years as an investment banker, having been a Founding Partner, Co-Head of the Consumer Group and Head of the IT Services / Business Services Group at Thomas Weisel Partners and a Senior Managing Director at Montgomery Securities. Ms. Westley began her investment banking career at Goldman, Sachs & Co. and Salomon Brothers, Inc. Ms. Westley received a B.A., phi beta kappa, in Economics and Asian Studies from Amherst College and an M.B.A. from the Stanford Graduate School of Business.

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Our Board of Directors has concluded that Ms. Westley’s leadership experience and her extensive business, management and advisory experience with various companies provide significant value to our Board of Directors, and that therefore she is qualified to serve as a member of our Board of Directors.

Information about the Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of the Company, as of the Record Date.

Name	Age	Position	Executive Officer Since
Allison Green	38	Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary	2018

Allison Green has served as our Chief Financial Officer since April 2019, as our Chief Compliance Officer since March 2020, and as our Treasurer and Corporate Secretary since June 2018. Ms. Green served as our Controller from July 2017 to May 2019 and as our Senior Vice President of Finance from May 2018 to April 2019. She also served as the Vice President of GSV Asset Management, LLC, the Company’s former external investment adviser, from July 2017 to March 2019. Prior to joining the Company and GSV Asset Management, LLC, she was the Controller and an accounting and financial consultant at Rise Companies Corp., the parent company of Fundrise, a Washington DC-based crowdfunded real estate investment platform, from April 2016 to April 2017. Prior to Rise Companies Corp., Ms. Green was the Controller at the Girl Scout Council of the Nation’s Capital and a ProInspire Fellow at the Council from September 2013 to April 2016. Ms. Green was a member of the Fund Management and Coinvestment teams at The Carlyle Group, focusing on Europe and US Real Estate and Energy Funds from June 2009 to August 2013 and began her career at Deloitte & Touche LLP in Los Angeles as an audit associate focused on financial services clients. Ms. Green graduated with degrees in Accounting and Finance from the University of Southern California.

Board Diversity Matrix

The table below provides certain highlights of the composition of our Board members, including the director-nominees, as of the Record Date. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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CORPORATE GOVERNANCE

Director Independence

In accordance with rules of the Nasdaq Global Select Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us and that he or she satisfied the independence requirements of the 1940 Act. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Global Select Market. The applicable Nasdaq Global Select Market rules provide that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of Ms. Westley and Messrs. Potter, Lott, and Mazur is independent and has no relationship with us, except as a director and/or stockholder. Mark D. Klein is not independent due to his position as our Chief Executive Officer and President.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements, and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors approves the appointment of our executive officers, reviews and monitors the services and activities performed by our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of SuRo Capital and its stockholders at such times.

Our Board of Directors has appointed Mr. Klein to serve as Chair of the Board of Directors. Mr. Klein is an “interested person” of the Company (as defined in Section 2(a)(19) of the 1940 Act) due to his position as our Chief Executive Officer and President. Our Board of Directors believes that Mr. Klein is best situated to serve as Chair of the Board of Directors given his history with the Company, familiarity with its business and industry, extensive knowledge of the financial and investment banking industries and experience as a director of other publicly traded companies. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while Mr. Klein brings Company-specific and industry-specific experience and expertise. We believe that the Company is best served through the existing leadership structure of the Board of Directors, as it promotes strategy development and execution and effective corporate governance, and Mr. Klein’s relationship with management provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors has appointed Mr. Potter, one of our independent directors, to serve as Lead Independent Director. The Lead Independent Director presides over executive sessions of the independent directors and serves as a key point person for interactions and communications between management and the independent directors. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

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We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board of Directors’ Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its four standing committees, each comprised solely of independent directors, which report to the entire Board of Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures and performance thereunder.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include assisting the Board of Directors with matters related to compensation generally, including director and executive officer compensation. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

Our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if certain requirements under the 1940 Act are met) immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee. During the fiscal year ended December 31, 2023, our Board of Directors held five meetings, our Audit Committee held four meetings, our Nominating and Corporate Governance Committee held one meeting, our Valuation Committee held eight meetings and our Compensation Committee held three meetings. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. In 2023, all of our directors attended the annual meeting of stockholders.

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Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee and which is made available on our website at https://investors.surocap.com/corporate-governance. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of our internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.

The Audit Committee is currently composed of Ms. Westley and Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Global Select Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mazur serves as Chair of the Audit Committee. Our Board of Directors has determined that Mr. Potter is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Ms. Westley and Messrs. Lott, Mazur and Potter meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at https://investors.surocap.com/corporate-governance. The members of the Nominating and Corporate Governance Committee are Ms. Westley and Messrs. Potter, Lott and Mazur, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lott serves as Chair of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our stockholders and our Board of Directors. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

●	are of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

●	are free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●	are willing and able to devote sufficient time to the affairs of SuRo Capital and are diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of SuRo Capital and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and
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●	have the capacity and desire to represent the balanced, best interests of the stockholders of SuRo Capital as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. When identifying and recommending director-nominees, the Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and Valuation Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The Valuation Committee is presently composed of Ms. Westley and Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Global Select Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the Valuation Committee.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at https://investors.surocap.com/corporate-governance. The Compensation Committee is responsible for reviewing and approving compensation and reviewing and making recommendations to the Board of Directors regarding incentive compensation and equity-based plans. In connection with reviewing and approving compensation of our executive officers, the Compensation Committee, among other things, (i) considers the Company’s goals and objectives relevant to executive officer compensation; (ii) evaluates each executive officer’s performance in light of such goals and objectives and set each executive officer’s compensation based on such evaluation and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation); and (iii) determines any long-term incentive component of each executive officer’s compensation based on awards given to such executive officer in past years (if any), the Company’s performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). In addition, the Compensation Committee is responsible for assisting the Board of Directors with matters related to compensation generally, including director and executive officer compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee.

The Compensation Committee is presently composed of Ms. Westley and Messrs. Lott, Potter and Mazur, each of whom is considered independent under the rules of the Nasdaq Global Select Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Westley serves as Chair of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2023, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the Nasdaq Global Select Market. In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during the fiscal year ended December 31, 2023 between any member of the Board of Directors, the Compensation Committee or our executive officers.

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Communication with the Board of Directors

Stockholders with questions about us are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to SuRo Capital Corp., Board of Directors, 640 Fifth Avenue, 12th Floor, New York, New York 10019. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

All communications involving accounting, internal accounting controls and auditing matters, possible violations of or non-compliance with applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Hedging, Speculative Trading and Pledging of Securities

Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our Chief Compliance Officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our Chief Compliance Officer.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer and President and our Chief Financial Officer, as well as any of our directors and employees. Our code of business conduct and ethics is available on our website at https://investors.surocap.com/corporate-governance. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a current report on Form 8-K filed with the SEC.

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COMPENSATION OF DIRECTORS

The following table sets forth the compensation that we paid during the year ended December 31, 2023 to our independent directors. Directors who are employees and therefore “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act) do not receive compensation for their services as directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Leonard A. Potter	$110,000	$50,000	$—	$160,000
Ronald M. Lott	$110,000	$50,000	$—	$160,000
Marc Mazur	$115,000	$50,000	$—	$165,000
Lisa Westley	$110,000	$50,000	$—	$160,000

(1)	Each of Messrs. Potter, Lott and Mazur and Ms. Westley (the “Independent Directors”) were granted 15,015 restricted shares of the Company’s common stock on May 31, 2023 under the Amended Equity Incentive Plan, which shares vest in full on May 31, 2024. As such, these restricted shares were unvested and outstanding as of December 31, 2023. The amounts reflected in the table represent the grant date fair value of such restricted share grants in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the Nasdaq Global Select Market on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. Such amounts may not correspond to the actual value that will be recognized by such independent directors upon vesting.

The Compensation Committee periodically reviews the compensation of our independent directors and recommends any changes to the Board of Directors for approval. Our independent directors currently receive an annual fee of $100,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors and committee meeting in person. Prior to January 1, 2023, the Chair of the Audit Committee received an annual cash fee of $15,000, and each Chair of the other committees received an annual fee of $10,000 for his or her additional services in these capacities. Beginning January 1, 2024, the Chair of the Audit Committee and the Lead Independent Director of the Board of Directors will each receive an annual cash fee of $20,000, and each Chair of the other committees will receive an annual fee of $15,000 for his or her additional services in these capacities. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act) for their service on the Board of Directors.

The Amended Equity Incentive Plan provides a means through which we may attract and retain qualified independent directors to enter into and remain in service on our Board of Directors. Pursuant to the terms of the Amended Equity Incentive Plan, each of our independent directors annually receives $50,000 in restricted shares on the date of each annual meeting of stockholders, with the number of restricted shares determined by dividing such amount by the closing price of our common stock on the Nasdaq Global Select Market on the date of grant. Each grant of $50,000 in restricted shares will vest if the independent director is in continuous service with the Company through the anniversary of such grant (or, if earlier, the annual meeting of the Company’s stockholders that is closest to the anniversary of such grant).

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COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis, or CD&A, provides information relating to the compensation of SuRo Capital’s Named Executive Officers, or NEOs, for 2023, who were:

●	Mark D. Klein, Chairman and Member of the Board of Directors, Chief Executive Officer and President; and

●	Allison Green, Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary.

We are an internally managed BDC and our senior management team consists of Mark D. Klein and Allison Green. These executive officers have entered into employment agreements with us and are compensated according to the terms of such agreements, which are described below under “Employment Agreements.”

Compensation Philosophy and Objectives

Our executive compensation program is designed to attract and retain key executives, motivate them to achieve our business objectives, reward them for performance, encourage them to think and act like our stockholders and align their interests with those of our stockholders. The structure of the NEOs’ employment agreements and our incentive compensation programs are designed to encourage and reward the following, among other things:

●	sourcing and pursuing attractively priced investment opportunities in the securities of rapidly growing venture-capital-backed emerging companies;

●	accomplishing our investment objectives;

●	ensuring we allocate capital in the most effective manner possible; and

●	creating stockholder value.

The compensation program for our NEOs is structured to reflect what we believe to be appropriate practices in corporate governance and executive compensation. The Compensation Committee has the primary authority to establish compensation for the NEOs and administers all executive compensation arrangements and policies. SuRo Capital’s Chief Executive Officer assists the Compensation Committee by providing recommendations regarding the compensation of NEOs, excluding himself. The Compensation Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer and other members of management routinely attend a portion of the Compensation Committee meetings. However, the Compensation Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Compensation Committee.

The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs and other key employees. Members of the Compensation Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds.

Independent Compensation Consultant

The Compensation Committee may engage independent compensation consultants to assist the Compensation Committee and provide advice on a variety of compensation matters relating to NEO, other key employee and independent director compensation, incentive compensation plans and compensation trends, best practices and regulatory matters. Any such compensation consultants are hired by and report directly to the Compensation Committee. Although compensation consultants may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee.

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The Compensation Committee retained Mercer (US) LLC (“Mercer”) as an independent compensation consultant to provide such compensation consulting services for the 2023 fiscal year, including to benchmark and opine on market competitive compensation levels and mix necessary to attract and retain quality executive officers, other key employees and independent directors. From time to time and in support of Mercer’s role as an adviser to the Compensation Committee, Mercer receives input regarding the Company’s strategic goals and the manner in which executive and independent director compensation should support these goals. The Compensation Committee evaluated Mercer’s independence from the Company and determined that Mercer is independent primarily because neither it nor its affiliates work for management of the Company, receive compensation from the Company other than its work in advising the Compensation Committee, or maintain other economic relationships with the Company or any of its affiliates.

Assessment of Market Data

In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company. The key elements of compensation, including base salary, annual bonuses, and long-term incentives are reviewed.

In regards to other internally managed BDCs like SuRo Capital, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in such companies’ respective proxies, research analysts’ reports and other publicly available information. However, there are relatively few internally managed BDCs, and none that are directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, private credit funds, venture funds and other types of specialized investment funds. Since these funds are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Compensation Committee relies on third-party compensation surveys as well as other available information to compare compensation practices and policies.

Items taken into account from comparable companies and funds include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards, carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Compensation Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs, as well as other private funds.

Assessment of Company Performance

The Compensation Committee believes that sustained financial performance, consistent stockholder returns and proportional employee compensation are essential components for the Company’s long-term business success. The Company typically makes multiple year investments in its portfolio companies. However, the Company’s business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of increased net asset value per share and dividends. The maintenance and growth of net asset value and overall operating performance of the Company are key metrics in the Compensation Committee’s assessment of financial performance.

SuRo Capital’s primary strategy is to maximize our investment portfolio’s total return, principally by realizing capital gains from equity and equity-related investments and generating current income from debt and equity-related investments. Such capital gains and current income are key drivers to stockholder returns and value. Achieving this strategy requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of the Company’s employee base is dedicated to the maintenance of asset values, the generation of new investment opportunities and the expansion of capital gains and recurring income to sustain and grow our net asset value and dividends, and thus stockholder returns and value. The Compensation Committee believes that stability of the management team is critical to achieving successful implementation of the Company’s strategies. Further, in establishing and assessing executive salary and performance incentives, the Compensation Committee is more focused on the Company’s results as compared to its business objectives, rather than the performance of the Company relative to other comparable companies or industry metrics.

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Stockholder Advisory Vote on Executive Compensation

At our 2019 Annual Meeting of Stockholders, our stockholders voted, on an advisory basis, to conduct an advisory vote on executive compensation annually. In accordance with the results of this vote, our Board of Directors determined to implement an advisory vote on executive compensation annually (beginning with the 2020 Annual Meeting of Stockholders) until the next required vote on the frequency of stockholder votes on the compensation of executives, which is scheduled to occur at the 2025 Annual Meeting of Stockholders.

At our 2023 Annual Meeting of Stockholders, our stockholders approved the advisory vote on executive compensation for the 2023 fiscal year with approximately 84% of the votes cast voting for approval. However, only 6,636,957 votes were cast on such proposal and there were 10,157,191 broker non-votes. We have reviewed and continue to review our executive compensation program such that it recognizes the business environment in which we operate, attracts and incentivizes qualified executives and other key employees, and is aligned with stockholder interests.

Executive Compensation Components

Overview

For 2023, the components of SuRo Capital’s direct compensation for NEOs included:

●	base salary;

●	annual cash bonuses and additional cash bonuses;

●	restricted shares under the Amended Equity Incentive Plan; and

●	other benefits.

The Compensation Committee designs each NEO’s direct compensation package to appropriately reward the NEO for his or her contribution to the Company. The judgment and experience of the Compensation Committee are weighed with individual and Company performance metrics and in consultation with the Compensation Committee’s independent third-party compensation consultant and the Company’s Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. The Compensation Committee does not target a specific level of compensation relative to market practice, and only uses such data as a reference point when establishing compensation levels for NEOs. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Compensation Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the Compensation Committee for each NEO. The blend of short-term and long- term compensation may be adjusted from time to time to balance the Compensation Committee’s views regarding the benefits of current cash compensation and appropriate retention incentives.

For additional information regarding the compensation of the NEOs for 2023, please refer to “Compensation of Executive Officers.”

Base Salary

Base salary is used to recognize the experience, skills, knowledge, and responsibilities required of the NEOs in their roles. The Compensation Committee’s goal in setting the base salary levels for the NEOs is to adequately compensate the NEOs for expected base levels of performance and provide for the adequate retention of the NEOs. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the past base salary of the individual, the relative number of well-qualified candidates available in our area, and the NEO’s employment agreement. In addition, the Compensation Committee considers the base salaries paid to comparably situated executive officers and other competitive market practices. This data is provided to the Compensation Committee by its independent compensation consultant.

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Salaries are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The leading factors in determining increases in salary level are individual performance and competitive pressures.

The amount of annual base salary paid to each NEO for 2023 is presented under the caption entitled “Compensation of Executive Officers — Summary Compensation Table.” The Compensation Committee believes that the base salaries were competitive in the marketplace and appropriate for SuRo Capital executives as a key component of an overall compensation package.

Annual Cash Bonuses and Additional Cash Bonuses

Annual cash bonuses are intended to reward individual performance during the year and can be highly variable from year to year. As described under “1940 Act Restrictions on Company Performance Based Compensation,” because we are a BDC, cash bonus awards for the NEOs are determined by the Compensation Committee on a discretionary basis, taking into account performance criteria, particularly corporate and individual performance goals and other measures established by the Compensation Committee with the Chief Executive Officer’s input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Compensation Committee may adjust individual cash bonuses to take such superior performance into account. Likewise, should actual performance fall below expected performance criteria, the Compensation Committee may adjust individual cash bonuses to take such performance into account.

Under Amendment No. 1 to the Second Amended Employment Agreement (as such term is defined below), Mr. Klein is eligible to earn an annual cash bonus of up to one hundred percent (100%) of base salary. Under the Amendment No. 2 to the Second Amended Employment Agreement, Ms. Green is eligible to earn an annual cash bonus of up to one hundred and twenty five percent (125%) of base salary. Both executives are eligible for an additional cash bonus in excess of such annual cash bonus, provided that 100% of the net amount (as defined in the Second Amended Employment Agreements) of such additional cash bonus is used to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law, as discussed under “Employment Agreements.” The Compensation Committee and the Board of Directors determined that the potential for, and use of, such additional cash bonus payments would better align the NEOs’ interests with those of the Company’s stockholders.

The Compensation Committee considered a number of major outcomes as well as other factors when evaluating the cash bonuses paid to NEOs for 2023. The Compensation Committee also consulted with its independent compensation consultant and considered the NEOs’ employment agreements as amended. The net result of these considerations resulted in cash bonuses paid to the NEOs, including an annual cash bonus and an additional cash bonus. To further align the NEOs’ interests with those of stockholders, the Compensation Committee required and the NEOs agreed to not sell or otherwise dispose or transfer the shares of the Company’s common stock purchased with such additional cash bonuses for a period of (i) not less than one year for the first half of shares, and (ii) not less than two years for the remaining half of shares. In particular, cash bonuses paid to NEOs for 2023 performance included recognition of the following:

●	Increase in net asset value (“NAV”) per share from $7.39 to $7.99;

●	Prudent investments within the portfolio, focusing on high-quality opportunities to ensure efficiency;

●	Enhancements to the overall investment process, including enhanced valuation and financial reporting streamlining;

●	Maintenance of a strong balance sheet;

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●	Maintaining liquidity and capital flexibility to accomplish the Company’s business objectives;

●	Successful execution of a modified “Dutch Auction” tender offer to return $13.5 million of capital to stockholders;

●	Enhancements to the diligence process, which has allowed the review of more potential deals than any other year and judicious investment at attractive prices; and

●	Integration and internal growth of the team, which has been fully staffed since March 2023.

The Compensation Committee did not weight these factors and used discretion in determining the cash bonus amount allocated to each executive for 2023. Overall, the Compensation Committee assessed both Company and individual performance in what was considered a highly challenging year.

The Compensation Committee approved the following annual cash bonus and additional cash bonus payments to each NEO:

●	Mr. Klein: $850,000 annual cash bonus plus $850,000 additional bonus

●	Ms. Green: $500,000 annual cash bonus plus $100,000 additional bonus

These amounts are also presented under the caption entitled “Compensation of Executive Officers — Summary Compensation Table.” The Compensation Committee has confirmed that 100% of the net amount from additional bonuses was used by each NEO to purchase shares of the Company’s common stock.

The Compensation Committee has typically granted equity awards in February. In 2022, additional cash bonus payments were made in lieu of equity awards that would otherwise have been granted in February 2023. Considering that no equity grants were made in February 2023, the Compensation Committee made the decision to distribute the equity grants that would have been allocated in February 2024 during December 2023.

Long-Term Incentive Awards

On July 31, 2019, the Board of Directors approved and adopted the Amended Equity Incentive Plan, and on June 19, 2020, stockholders approved the Amended Equity Incentive Plan, which amended and restated and superseded the Company’s 2019 Equity Incentive Plan in its entirety to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees and officers, (ii) motivate employees and officers by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees and officers to participate in the Company’s long-term growth, (iv) link employees’ compensation to the long-term interests of stockholders, (v) recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company and (vi) provide competitive total direct compensation. The Compensation Committee has authority to select the persons to receive stock-based awards, and our Board of Directors may also grant awards and administer the Amended Equity Incentive Plan in its sole discretion. At the time of each award, the Compensation Committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.

Restricted Shares. The Company has received exemptive relief from the SEC that permits the Company to grant restricted shares in exchange for or in recognition of services by its employees, officers and directors, including non-employee directors. Pursuant to the Amended Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Compensation Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order. Each grant of restricted shares will be for a fixed number of shares as set forth in an award agreement between the grantee and the Company.

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Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. In 2021, the Compensation Committee began making annual grants of restricted shares to our NEOs, which generally vest in equal increments over a three-year time frame based on continued service during the vesting period.

During 2023, our NEOs were granted the following restricted shares with the following values under the Amended Equity Incentive Plan:

●	Mr. Klein: 100,000 restricted shares worth $426,000 awarded in December 2023
●	Ms. Green: 25,000 restricted shares worth $106,500 awarded in December 2023

Restricted shares are granted under the Amended Equity Incentive Plan to recognize individual contributions to corporate strategic priorities and to align such contributions with the long-term performance of the Company. Other objectives of restricted share grants are to assist with retention, align NEO interests with stockholder interests, and to provide competitive total direct compensation. These grants recognize contributions to the future success of the Company, including expanded roles of NEOs within the Company, recruitment and development of personnel, advancement of strategic initiatives with benefits beyond the current year, development of appropriate capital structure alternatives and enhancement of the Company’s reputation with key constituents.

The number of restricted shares granted to each NEO in 2023 is presented under the caption entitled “Compensation of Executive Officers — Grants of Plan-Based Awards.”

Options. The Compensation Committee may in its sole discretion grant options to purchase shares of our common stock (including incentive stock options and non-qualified stock options) to the Company’s employees and officers, including employee directors. We expect that options granted by our Compensation Committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some time at or after grant. The “fair market value” will be defined as the closing sales price of the common stock on the Nasdaq Global Select Market on the date of the grant. Some stock options granted by our Compensation Committee may vest simply by the holder remaining with us for a period of time, and some may vest based on our attaining certain performance levels. No options were granted in 2023.

Risk Management and Compensation Policies and Practices

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking and concluded:

●	compensation is allocated among base salaries, cash bonuses and other compensation opportunities in such a way as to not encourage excessive risk-taking;
●	long-term incentive compensation discourages short-term risk taking;
●	executive goals are appropriately established across several key metrics and criteria in order to avoid an outcome where the failure to achieve any individual target would result in a large percentage loss of compensation; and
●	executives are encouraged to buy the Company’s common stock and are eligible to receive equity-based compensation, with multi-year vesting of equity-based awards under the Amended Equity Incentive Plan accounting for the time horizon of risk.

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Finally, in addition to the factors described above, discretionary compensation decisions that are under the exclusive purview of the Compensation Committee include subjective considerations that restrain the influence of formulae or objective-driven determinations that might lead to excessive risk taking.

Other Benefits

SuRo Capital’s NEOs generally participate in the same benefit plans and programs as the Company’s other employees, including comprehensive medical, dental and vision insurance, short term and long term disability insurance and life insurance.

SuRo Capital maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant’s plan account on the participant’s behalf. For each participating employee, the Company’s contribution is a 50% match of the employee’s contributions up to a 6% contribution level, with a maximum annual regular matching contribution of $12,500 during 2023. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts, which would also vest immediately. The Company provides no other material benefits, deferred compensation, perquisites or retirement benefits to the NEOs.

Employment Agreements

Overview

As described below, the Company is a party to an employment agreement with each of Mark D. Klein, the Company’s Chairman, Chief Executive Officer and President, and Allison Green, the Company’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary.

On April 28, 2020, the Company entered into an amended and restated employment agreement with each of Mr. Klein and Ms. Green (each, an “Amended Employment Agreement and collectively, the “Amended Employment Agreements”), which amended and restated the initial employment agreements, dated April 23, 2019, with such persons (the “Initial Employment Agreements”), in their entirety and set forth such NEOs’ salaries, bonuses and benefits for 2020 and until such Amended Employment Agreements were amended in April 2021 in accordance with their terms, as described below. The Amended Employment Agreements were identical in all material respects to the Initial Employment Agreements, except that the Amended Employment Agreements extended the terms of the Initial Employment Agreements by one year to December 31, 2023 and included a provision making Mr. Klein and Ms. Green eligible to receive additional bonus payments in excess of the annual bonus payments set forth in the Initial Employment Agreements, provided that they used 100% of the net amount (as defined in the Amended Employment Agreements) of such additional bonus payments to purchase shares of the Company’s common stock.

On April 26, 2021, the Company entered into a second amended and restated employment agreement with each of Mr. Klein and Ms. Green (each, as may be amended from time to time, a “Second Amended Employment Agreement” and collectively, the “Second Amended Employment Agreements”), which amended and restated the Amended Employment Agreements in their entirety. The Second Amended Employment Agreements are identical in all material respects to the Amended Employment Agreements, except that the Second Amended Employment Agreements extended the terms of the Amended Employment Agreements by one year to December 31, 2024. The Second Amended Employments Agreements set forth such NEOs’ salaries, bonuses and benefits until such Second Amended Employment Agreements are amended or terminated.

On March 10, 2022, the Company executed Amendment No. 1 to the Second Amended Employment Agreement with Ms. Green, which adjusted the base salary and annual bonus terms of such agreement.

On November 28, 2023, the Company executed Amendment No. 1 to the Second Amended Employment Agreement with Mr. Klein and Amendment No. 2 to the Second Amended Employment Agreement with Ms. Green, both of which extended the terms of the Second Amended Employment Agreements by two years to December 31, 2026. All references to the Second Amended Employment Agreement between the Company and each of Mr. Klein and Ms. Green contained in this proxy statement on Schedule 14A are inclusive of, and reflect the terms of, each of Amendment No. 1 and Amendment No. 2 to the Second Amended Employment Agreement by and between the Company and each of Mr. Klein and Ms. Green, respectively.

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Under the Amended Equity Incentive Plan, each of Mr. Klein and Ms. Green may receive awards of restricted shares and stock options pursuant to his or her employment agreement, as amended and restated.

Second Amended Employment Agreements, dated April 26, 2021, with Mark D. Klein and Allison Green

The Second Amended Employment Agreements became effective as of April 26, 2021 and, as amended, have terms ending on December 31, 2026, unless sooner terminated or amended pursuant to their terms. The Second Amended Employment Agreements are subject to automatic renewal upon completion of the term unless the respective parties thereto elect to terminate such agreement at least thirty (30) days prior to the expiration of the then current term.

Under the terms of the Second Amended Employment Agreements, as may be amended from time to time, Mr. Klein and Ms. Green are entitled to receive an annual base salary equal to eight hundred fifty thousand dollars ($850,000) and five hundred thousand dollars ($500,000), respectively (subject to annual review and increase by the Board of Directors at its sole discretion) and are eligible to earn annual bonus payments of up to one hundred percent (100%) and one hundred and twenty-five percent (125%), respectively, of his or her then-effective base salary. Such annual bonus payments, if any, shall be payable at the discretion of the Board of Directors if certain Company performance objectives, performance goals and other objectives, as mutually agreed upon by the Board of Directors and Mr. Klein and Ms. Green, as applicable, are achieved. In addition, Mr. Klein and Ms. Green are eligible to receive additional bonus payments in excess of such annual bonus payments, as determined by the Compensation Committee, provided that Mr. Klein and Ms. Green use one hundred percent (100%) of the net amount (as defined in the applicable Second Amended Employment Agreement) to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law. The Compensation Committee and the Board of Directors determined that the potential for, and use of, such additional bonus payments would better align the NEOs’ interests with those of the Company’s stockholders.

Under the terms of the Second Amended Employment Agreements, in the event of termination of such executive’s employment due to such executive’s death or disability (as defined in the applicable Second Amended Employment Agreement), such executive, or such executive’s legal representatives or named beneficiaries, will be entitled to receive (i) earned but unpaid base salary, (ii) any accrued but unpaid paid time off or vacation payable in accordance with applicable Company policy, (iii) any reimbursable business expenses incurred, but not yet reimbursed to such executive, and (iv) any benefits earned through the date of such executive’s termination in accordance with the terms of the applicable benefit plans (collectively, the “Accrued Benefits”). The Company shall also pay such executive or such executive’s legal representatives or named beneficiaries, as applicable, (i) any unpaid annual bonus for the preceding fiscal year and (ii) a pro-rated portion of the annual bonus for the then current fiscal year based on the number of days of the then current fiscal year that such executive was employed by the Company. Additionally, notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.

Under the terms of the Second Amended Employment Agreements, in the event of the termination of such executive’s employment for cause (as defined in the applicable Second Amended Employment Agreement), the Company shall pay to such executive accrued benefits that had been earned but unpaid as of the date of the termination and such executive shall receive no further payments of any kind.

Under the terms of the Second Amended Employment Agreements, in the event of the termination of such executive’s employment by the Company without cause or by such executive for good reason (as defined in the applicable Second Amended Employment Agreement), the Company shall pay to such executive all Accrued Benefits through the date of such termination, and the following severance benefits:

●	The Company shall pay such executive a lump sum amount of severance equal to the product of: (A) the multiplier, and (B) the sum of (i) such executive’s then-current base salary, plus (ii) the annual bonus earned by such executive for the preceding fiscal year. The multiplier shall equal two (2) for Mr. Klein and one (1) for Ms. Green, provided, however, that the multiplier shall equal three (3) for Mr. Klein and two (2) for Ms. Green if (x) the termination occurs within the first anniversary of a change in control event (as defined in the applicable Second Amended Employment Agreement), (y) such executive did not vote in favor of such change in control, and (z) the Company’s net assets are greater than $100.0 million, as determined by the Board in good faith. If the termination occurred in 2023, the annual bonus for purposes of the severance calculation would equal the annualized rate of the annual bonus such executive earned for the 2022 fiscal year.

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●	Notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.

●	The Company shall provide, at the Company’s cost, continuation health insurance coverage under COBRA during the twelve (12) months following the date of termination for Ms. Green and the eighteen (18) months following the date of termination for Mr. Klein (each, “COBRA Coverage Period”), provided that, these payments for continuation coverage under COBRA shall cease prior to the end of the COBRA Coverage Period if such executive becomes eligible for other group health insurance coverage from a new employer, and provided further that such coverage provided during the COBRA Coverage Period shall be included in (and not in addition to) the continuation period under COBRA.

●	Such executive shall be eligible to receive any unpaid annual bonus for the preceding fiscal year, and a pro-rated portion of the annual bonus for the then current fiscal year based on the number of days of the then current fiscal year that such executive was employed by the Company.

Payment of any amounts and benefits in addition to the base salary, including any severance benefit, shall be conditioned on such executive’s execution and non-revocation, where applicable, of a release of claims in favor of the Company. The severance amount, with the exception of the pro-rated bonus for the then current fiscal year, shall be paid to such executive within thirty (30) days following the effective date of such release. The pro-rated bonus for the then current fiscal year will be paid in accordance with the Company’s regular payment schedule for the annual bonus for that calendar year. The rationale behind providing a severance package in certain events is to attract talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the execution of a change in control transaction.

Each Second Amended Employment Agreement contains a provision for the protection of our confidential information, trade secrets, and intellectual property during such executive’s employment with the Company or its affiliates and following termination of such executive’s employment. Except as required by law, such executive will not, directly or indirectly, at any time, disclose to any third person or use in any way any non-public information or confidential information. Each Second Amended Employment Agreement also contains a mutual non-disparagement provision that provides that neither party to such Second Amended Employment Agreement will disparage the other, and an arbitration clause that mandates arbitration in the event of a dispute.

Change in Control and Severance

Amended Equity Incentive Plan. Except as otherwise provided in the NEO’s award agreement, in the event of a change in control (as defined in the Amended Equity Incentive Plan), the Compensation Committee may provide for (i) the assumption of some or all of the outstanding equity awards, or for the grant of new equity awards in substitution therefor, by the acquiring or surviving entity, (ii) acceleration of the equity awards, (iii) the cancellation of any outstanding equity awards and cause to be paid to the NEO holding vested equity awards (including equity awards that would vest as result of a change in control) the fair value of such equity awards, if any, as determined by the Compensation Committee, or (iv) any other adjustments in such manner as it may deem equitable, in each case in accordance with the terms of the Amended Equity Incentive Plan.

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A “change in control” is defined in the Amended Equity Incentive Plan as:

(i)	the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) (on a fully diluted basis) of either (A) the then outstanding shares of our common stock taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock, or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of the Amended Equity Incentive Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate; or (III) in respect of a Plan Award held by a particular participant, any acquisition by the participant or any group of Persons including the participant (or any entity controlled by the participant or any group of persons including the participant);

(ii)	during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board of Directors (the “Incumbent Directors”), cease for any reason to constitute at least a majority of the Board of Directors provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3rds) of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company, as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

(iii)	the sale, transfer or other disposition of all or substantially all of the assets of the Company to any person that is not an affiliate of the Company; or

(iv)	a change in the management structure of the Company from an internally managed BDC to an externally managed BDC pursuant to which the Company enters into an investment advisory agreement with a third-party adviser.

Severance. Under specified covered transactions involving a change in control (as defined in the NEO’s Second Amended Employment Agreement), an NEO may be entitled to receive certain severance payments and benefits as discussed above under “Employment Agreements.” In addition, under the Second Amended Employment Agreements, if an NEO’s employment is terminated as a result of death or disability, or without cause or for good reason (as defined in the NEO’s Second Amended Employment Agreement), any unvested portion of any equity awards held by the NEO will immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the NEO’s employment is terminated for any other reason, including for cause (as defined in the NEO’s Second Amended Employment Agreement), any unvested portion of any equity awards held by the NEO will be forfeited immediately as of the effective of date of any such event of employment termination. See “Employment Agreements” and “Potential Payments Upon Change in Control or Termination of Employment” for additional information.

1940 Act Restrictions on Company Performance Based Compensation

The 1940 Act provides that a BDC such as SuRo Capital may maintain either an equity incentive plan or a “profit-sharing plan,” but not both, for its NEOs and other employees. The Compensation Committee believes that equity incentives closely align the interests of NEOs and employees with those of the Company’s stockholders. Accordingly, SuRo Capital has adopted and maintained an equity incentive plan for its NEOs and employees since 2019. As a result, the 1940 Act prohibits SuRo Capital from having a “profit-sharing plan.”

The term “profit-sharing plan” is very broadly defined in the 1940 Act but in this context is generally viewed as referring to incentive and other compensation being directly tied to a company’s gross or net income or any other indicia of the company’s overall financial performance, such as realized gains or losses and unrealized appreciation or depreciation on investments. In this regard, the SEC has indicated that a compensation program possesses profit-sharing characteristics if a company is obligated to make payments under the program based on company performance metrics.

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Due to these restrictions imposed by the 1940 Act, the Compensation Committee is not permitted to use nondiscretionary or formulaic Company performance goals or criteria to determine executive incentive compensation. Instead, the Compensation Committee considers overall Company performance along with other factors, including individual performance criteria, and uses its discretion in determining the appropriate compensation for NEOs and other key employees. The Compensation Committee’s objective is to work within the 1940 Act regulatory framework to establish appropriate compensation levels, maintain pay-for-performance alignment and implement compensation best practices.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies to the extent compensation paid to any “covered employee” exceeds $1.0 million in a given year. To the extent any of our “covered employees” receives compensation in excess of $1.0 million for any year, SuRo Capital generally cannot deduct such excess compensation for U.S. federal income tax purposes. For purposes of Section 162(m), a “covered employee” includes our CEO and our CFO and each of our other NEOs; in addition, once a person is determined to be a covered employee, such person continues to be a covered employee regardless of whether such person remains an NEO.

While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee also considers other factors in making compensation decisions as noted herein and retains the flexibility to authorize amounts and forms of compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by the Company for tax purposes.

Conclusion

We believe that our compensation policies and objectives are designed to fairly compensate, retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in the market in which we operate.

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COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with SuRo Capital’s management and, based on our review and discussions, we recommended to the Board of Directors of SuRo Capital that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully Submitted,

The Compensation Committee

Lisa Westley, Chair
Ronald M. Lott
Marc Mazur
Leonard A. Potter

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COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes the compensation of the NEOs for the fiscal years ended December 31, 2023, 2022, and 2021.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	All Other Compensation(4)	Total
Mark D. Klein	2023	$850,000	$1,700,000	$426,000	$409	$2,976,409
Chairman and Member of the Board of Directors, Chief Executive Officer, and President	2022	$850,000	$1,150,000	$2,300,000	$53,439	$4,353,439
	2021	$850,000	$1,350,000	$3,800,000	$1,546,083	$7,546,083
Allison Green	2023	$500,000	$600,000	$106,500	$25,974	$1,232,474
Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary	2022	$490,340	$415,000	$585,000	$27,739	$1,518,079
	2021	$450,000	$465,000	$425,000	$285,652	$1,625,652

(1)	The salaries of Mr. Klein and Ms. Green were paid pursuant to the applicable Second Amended Employment Agreement of such individuals with the Company.

(2)	Reflects annual and additional cash bonuses based on individual and corporate performance, as determined by the Compensation Committee in accordance with the NEO’s Second Amended Employment Agreements, as follows:

Name	Year	Annual Cash Bonus	Additional Bonus for Stock Purchase	Total Bonus
Mark D. Klein	2023	$850,000	$850,000	$1,700,000
	2022	$550,000	$600,000	$1,150,000
	2021	$850,000	$500,000	$1,350,000
Allison Green	2023	$500,000	$100,000	$600,000
	2022	$315,000	$100,000	$415,000
	2021	$315,000	$150,000	$465,000

100% of the net amount (as defined in the applicable Second Amended Employment Agreement) of such additional cash bonuses were used to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law. The terms of the 2023 additional cash bonus grants require the NEOs to hold such stock for a period of not less than (1) one year, for the first half of such stock, and (2) two years, for the second half of such stock. The terms of the 2022 and 2021 additional cash bonus grants require the NEOs to hold such stock for a period of not less than one year.

(3)	Unless otherwise noted, restricted stock grants to the NEOs under the Amended Equity Incentive Plan vest ratably over three years from the grant date, and all underlying shares are entitled to dividends and voting rights beginning on the grant date. The amounts reflected in the table represent the grant date fair value of such restricted stock awards in accordance with FASB ASC Topic 718, based on the closing price of our common stock on the Nasdaq Global Select Market on the grant date. Such amounts may not correspond to the actual value that will be recognized by the NEOs upon vesting.

(4)	Includes (i) value of benefits in the form of employer-funded costs of medical, dental, and vision health plan premiums and other insurance plan premiums and employer matching contributions made to each NEO’s account in our 401(k) plan (“Other Benefits”) and (ii) value of dividends received or earned for the year in respect of each executive officer’s unvested restricted stock awards, as follows:

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Name	Year	Accrued Restricted Stock Dividends on Restricted Stock	Accrued Cash Dividends on Restricted Stock	Other Benefits	All Other Compensation Total
Mark D. Klein	2023	$—	$—	$409	$409
	2022	$—	$53,030	$409	$53,439
	2021	$1,228,482	$317,192	$409	$1,546,083
Allison Green	2023	$—	$—	$25,974	$25,974
	2022	$—	$8,733	$19,006	$27,739
	2021	$226,974	$41,307	$17,371	$285,652

To best align the NEOs’ interests with those of the Company’s stockholders, the Amended Equity Incentive Plan provides for dividend rights on the restricted stock grants. Pursuant to the Amended Equity Incentive Plan, any accrued cash and/or restricted stock dividends on the unvested restricted share grants retain the same vesting schedule as the underlying shares. Such amounts may not correspond to the actual value recognized by the NEOs upon vesting.

Grants of Plan-Based Awards

The following table sets forth information regarding restricted stock awards granted to our NEOs under the Amended Equity Incentive Plan during the fiscal year ended December 31, 2023:

Name	Grant Date	Stock Awards; Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards(2)
Mark D. Klein	December 15, 2023	100,000	$426,000
Allison Green	December 15, 2023	25,000	$106,500

(1)	Restricted stock grants to NEOs under the Amended Incentive Plan in 2023 vest ratably over three years from the grant date, and all underlying shares are entitled to dividends and voting rights beginning on the grant date.

(2)	Amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant. Such amounts may not correspond to the actual value that will be recognized by the NEOs upon vesting.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the awards of restricted stock for which vesting and forfeiture provisions have not lapsed and remained outstanding at December 31, 2023:

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested (#)			Market Value of Shares of Stock That Have Not Vested(1)
	Shares of Granted Restricted Stock Awards Not Yet Vested		Accrued Dividend Shares of Restricted Stock	Market Value of Shares of Granted Restricted Stock Awards Not Yet Vested	Market Value of Accrued Dividend Shares of Restricted Stock
Mark D. Klein	321,649	(2)	30,696	$1,267,297	$120,942
Allison Green	67,199	(3)	5,672	$264,764	$22,348

(1)	The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the Nasdaq Global Select Market on December 29, 2023 of $3.94. Such amounts may not correspond to the actual value recognized by the NEOs upon vesting.

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(2)	Includes 51,454 restricted shares granted on February 10, 2021, 41,667 restricted shares granted on December 10, 2021, 128,528 restricted shares granted on February 9, 2022, and 100,000 restricted shares granted on December 15, 2023. Such restricted shares, including the dividends declared thereon, vest ratably over three years from the grant date, subject in each case to the NEO still being employed by the Company on the respective vesting date.

(3)	Includes 9,508 restricted shares granted on February 10, 2021, 32,691 restricted shares granted on February 9, 2022, and 25,000 restricted shares granted on December 15, 2023. Such restricted shares, including the dividends declared thereon, vest ratably over three years from the grant date, subject in each case to the NEO still being employed by the Company on the respective vesting date.

Equity Awards Vested in Fiscal Year

During the fiscal year ended December 31, 2023, restricted shares granted to our NEOs under the Amended Equity Incentive Plan vested as follows:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Mark D. Klein	188,080	(2)	$741,144
Allison Green	31,524	(3)	$121,192

(1)	The aggregate dollar amount realized upon vesting is determined based on the closing price of our common stock on the Nasdaq Global Select Market on the respective vesting date.

(2)	Includes (1) 64,263 shares vested on February 9, 2023, (2) 82,150 shares vested on February 10, 2023, and (3) 41,667 shares vested on December 11, 2023.

(3)	Includes (1) 16,345 shares vested on February 9, 2023 and (2) 15,179 shares vested on February 10, 2023.

Potential Payments Upon Change in Control or Termination of Employment

As described under “Employment Agreements,” upon the termination of an NEO’s employment with the Company, whether due to death or disability, as a result of a change in control, for cause or without cause, voluntarily or for good reason (as such terms are defined in the NEO’s Second Amended Employment Agreement), certain payments and benefits will be paid and made available to such NEOs. Under the Second Amended Employment Agreements, if an NEO’s employment is terminated as a result of death or disability, without cause or for good reason, any unvested portion of any equity awards held by the NEO will immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the NEO’s employment is terminated for any other reason, including for cause, any unvested portion of any equity awards held by the NEO will be forfeited immediately as of the effective of date of any such event of employment termination. See “Employment Agreements” for additional information.

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The following table provides estimates of the potential payments and benefits such NEOs would receive pursuant to his or her Second Amended Employment Agreement, assuming his or her employment was terminated on December 31, 2023.

Name	Benefit	Upon Death or Disability(1)	Voluntary Resignation(1)(2)	Termination for Cause(1)	Termination without Cause or Resignation for Good Reason Prior to a Change in Control(1)		Termination without Cause or Resignation for Good Reason After a Change in Control(1)
Mark D. Klein	Salary(3)	$—	$—	$—	$1,700,000	(4)	$2,550,000	(4)
	Bonus(5)	—	—	—	$1,700,000	(6)	$2,550,000	(6)
	Accelerated Equity Award Vesting(7)	$1,521,728	—	—	$1,521,728		$1,521,728
	Other(8)	—	—	—	$54,000		$54,000
	Total	$1,521,728	$—	$—	$4,975,728		$6,675,728
Allison Green	Salary(3)	$—	$—	$—	$500,000	(4)	$1,000,000	(4)
	Bonus(5)	—	—	—	$500,000	(6)	$1,000,000	(6)
	Accelerated Equity Award Vesting(7)	$306,146	—	—	$306,146		$306,146
	Other(8)	—	—	—	$36,000		$36,000
	Total	$306,146	$—	$—	$1,342,146		$2,342,146

(1)	Amounts reflect compensation and benefits Mr. Klein and Ms. Green would be entitled to receive pursuant to their respective Second Amended Employment Agreements. See “Employment Agreements” for additional information.

(2)	Voluntary resignation by the NEO other than for good reason (as such terms are defined in the applicable Second Amended Employment Agreement).

(3)	The Second Amended Employment Agreements provide for payment of any earned but unpaid base salary if employment terminated for any reason. Assumes no earned but unpaid base salary, as calculations are based on full fiscal year of employment.

(4)	Amount calculated based on 2023 base salary and applicable multiplier pursuant to NEO’s Second Amended Employment Agreement.

(5)	The Second Amended Employment Agreements provide for payment of (i) any unpaid annual bonuses and (ii) pro-rated portion of annual bonuses for then-current fiscal year based on number of days employed during the year of termination. NEOs terminated for cause (as such term is defined in the applicable Second Amended Employment Agreement) or that voluntarily resign forfeit any unpaid bonuses and are not entitled to receive pro-rated bonuses. Assumes no unpaid annual bonuses and pro-rated portion of annual bonuses as calculations are based on full fiscal year of employment.

(6)	Bonus amount calculated based on actual amount of annual bonus for preceding fiscal year, multiplied by the applicable multiplier pursuant to NEO’s Second Amended Employment Agreement. See “Employment Agreements.”

(7)	In the event of termination as a result of death or disability, without cause or for good reason (as such terms are defined in the applicable Second Amended Employment Agreement), any unvested portion of any equity awards held by the NEO immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the NEO’s employment is terminated for any other reason, including for cause (as such term is defined in the applicable Second Amended Employment Agreement), any unvested portion of any equity awards held by the NEO are forfeited immediately as of the effective date of any such event of employment termination. If a change in control occurs and any equity awards are not assumed or substituted by the successor entity, assumes such equity awards immediately vest and become exercisable. Such amounts may not correspond to the actual value that will be recognized by the NEOs upon vesting. The amounts provided here include the value of all unvested shares and cash and restricted stock dividends paid thereon based on the closing price of our common stock on the Nasdaq Global Select Market as of December 29, 2023.

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(8)	For purposes of termination without cause and voluntary resignation, this row also includes reimbursement of the full amount of COBRA premiums for the NEOs and his or her eligible dependents for 18 months for Mr. Klein and 12 months for Ms. Green following termination of employment, estimated at $3,000 per month for each of Mr. Klein and Ms. Green, respectively.

Chief Executive Officer Pay Ratio

For 2023, our last completed fiscal year, the median of the annual total compensation of all of our employees (other than Mr. Klein, our Chief Executive Officer (our “CEO”)) was $412,735, and the annual total compensation of our CEO, as reported in the Summary Compensation Table, was $2,976,409. Based on this information, our CEO’s 2023 annual total compensation was approximately 7.2 times that of the median of the 2023 annual total compensation of all of our employees.

We selected December 31, 2023 as the date used to identify our “median employee” whose annual total compensation was the median of the annual total compensation of all our employees (other than our CEO) for 2023. As of December 31, 2023, our employee population consisted of eleven individuals, all based in the United States, including at our headquarters in New York, New York and our additional office in San Francisco, California. We compared the annual total compensation for our employee population in accordance with the requirements of Item 402(e)(2)(x) of Regulation S-K, which included salary, bonus, restricted stock awards (including cash and restricted stock dividends thereon), employer-funded costs of medical, dental, and vision health plan premiums and other insurance plan premiums, and employer matching contributions to employee accounts in our 401(k) plan. In making this determination, we annualized the compensation of one employee who was hired in 2023 but did not work for us during the entire fiscal year.

Pay Versus Performance

The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the Summary Compensation Table, the “compensation actually paid” to our principal executive officer (“PEO”) and non-PEO NEO (in each case, as determined under SEC rules), our total shareholder return (“TSR”), the TSR of the Nasdaq Stock Index over the same period, our Net Increase/(Decrease) in Net Assets Resulting from Operations, and our financial performance measure for compensatory purposes, net asset value (“NAV”) per Share.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Total Shareholder Return(4)	Nasdaq Stock Index Total Shareholder Return	Net Increase/ (Decrease) in Net Assets Resulting from Operations(5)	NAV per Share
2023	$2,976,409	$3,000,039	$1,232,474	$1,231,442	$115.13	$167.30	$5,066,822	$7.99
2022	$4,353,439	$643,964	$1,518,079	$935,248	$111.04	$116.65	$(132,177,053)	$7.39
2021	$7,546,084	$7,363,821	$1,625,652	$1,570,025	$373.93	$174.36	$147,071,721	$11.72
2020	$4,000,425	$1,740,203	$1,206,467	$790,110	$216.63	$143.64	$75,337,438	$15.17

(1)	Mr. Klein was the sole PEO for each of 2023, 2022, 2021 and 2020.

(2)	“Compensation actually paid” (“CAP”) is a calculation that begins with the Summary Compensation Table (“SCT”) total compensation in the given year with certain adjustments prescribed by the SEC rules. The following table provides a reconciliation of SCT total compensation (the “SCT Total”) with CAP for 2023, computed through the addition to the SCT Total of the values provided in the columns labeled “SCT Stock Awards,” “Fair Value of Stock Awards Granted in the Covered Year,” “Change in Fair Value of Unvested Stock Awards from Prior Years,” “Change in Fair Value of Cancelled Option Awards from Prior Years,” and “Change in Fair Value of Stock Awards that Vested in the Covered Year”:

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Name	Year	SCT Total	SCT Stock Awards	Fair Value of Stock Awards Granted in the Covered Year	Change in Fair Value of Unvested Stock Awards from Prior Years	Change in Fair Value of Cancelled Option Awards from Prior Years	Change in Fair Value of Stock Awards that Vested in the Covered Year	Compensation Actually Paid
PEO	2023	$2,976,409	$(426,000)	$394,000	$31,031	—	$24,599	$3,000,039
Non-PEO NEO Average	2023	$1,232,474	$(106,500)	$98,500	$5,908	—	$1,061	$1,231,442

(3)	Ms. Green was our only non-PEO NEO for each of 2023, 2022, 2021 and 2020.

(4)	Total Shareholder Return represents the value of a hypothetical $100 investment beginning at market close on the last trading day of 2019, assuming reinvestment of all dividends.

(5)	Given the nature of the Company’s operations, the Company calculates “Net Income” as the Net Increase/(Decrease) in Net Assets Resulting from Operations.

The graph below reflects the relationship between “compensation actually paid” to our PEO and non-PEO NEO and Total Shareholder Return for the Company and the Nasdaq Stock Index.

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The graph below reflects the relationship between “compensation actually paid” to our PEO and non-PEO NEO and our Net Increase/(Decrease) in Net Assets Resulting from Operations, which is the Company’s calculation of “Net Income” given the nature of the Company’s operations:

$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
Net Increase/(Decrease) in Net Assets Resulting from Operations (in thousands)
2020
2021
2022
2023
PEO CAP
Non-PEO NEO CAP
Net Increase/(Decrease) in Net Assets Resulting from Operations

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The graph below reflects the relationship between “compensation actually paid” to our PEO and non-PEO NEO and our NAV per Share:

Restrictions imposed by the 1940 Act limit the Compensation Committee’s ability to use nondiscretionary or formulaic Company performance goals or criteria to determine executive incentive compensation. However, the Compensation Committee considers several financial performance metrics, along with other factors including operational goals and individual performance criteria, in determining the appropriate compensation for the Company’s NEOs. Subject to the foregoing restrictions imposed by the 1940 Act, in the Company’s assessment, the following list of performance measures represent the most important performance measures used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company performance:

●	NAV per Share;

●	Dividends declared and paid by the Company;

●	Prudent investments within the portfolio, focusing on high-quality opportunities to ensure efficiency;

●	Enhancements to the overall investment process, to the valuation process, and to financial reporting;

●	Maintenance of a strong balance sheet, including maintaining liquidity and capital flexibility to accomplish the Company’s business objectives; and

●	Execution of the Company’s Share Repurchase Program and Modified “Dutch Auction” Tender Offer.

Other key metrics considered by the Compensation Committee when determining the appropriate compensation for NEOs include investment activity, growth and performance of the Company’s business, maintenance of liquidity and capital flexibility, growth and development of human capital, and individual contributions to corporate objectives.

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RELATED PARTY TRANSACTIONS

The Company’s executive officers and directors serve or may serve as officers, directors, or managers of entities that operate in a line of business similar to the Company’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Company or the Company’s stockholders.

The 1940 Act prohibits the Company from participating in certain negotiated co-investments with certain affiliates unless it receives an order from the SEC permitting it to do so. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of the Board of Directors, including its independent directors, and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors, and employees and any person controlling or under common control with the Company, subject to certain exceptions.

In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related party transactions. To ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented certain written policies and procedures whereby the Company’s executive officers screen each of the Company’s transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company and the Company’s executive officers and directors. If such affiliations are found to exist, we seek Board of Directors and/or appropriate Board of Directors committee review and approval or exemptive relief for such transactions, as appropriate.

In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related party transactions. To ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented certain written policies and procedures whereby the Company’s executive officers screen each of the Company’s transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company, and the Company’s executive officers and directors.

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

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PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We currently provide our stockholders with an annual vote (on an advisory and non-binding basis) on NEO compensation. More detailed discussion regarding the compensation of our NEOs is provided under the sections “Compensation Discussion and Analysis” and “Executive Compensation” above.

Our Board of Directors recognizes that executive compensation is an important matter for our stockholders. As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy and objectives, and the core of which are to pay our executives, including NEOs, based on our and their performance. Specifically, the Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance and provide incentives for future performance, to encourage our executive officers to think and act like our stockholders and to align executives’ long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses compensation programs designed to reward excellent performance and encourage executives’ commitment to our business goals. It is the intention of the Compensation Committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles, and stockholder interests and concerns.

We are asking our stockholders to indicate their support for the compensation of our NEOs as set forth in this Proxy Statement. Accordingly, we recommend our stockholders vote “FOR” the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders of SuRo Capital Corp. approve, on an advisory basis, the compensation of the named executive officers of SuRo Capital Corp., as disclosed in SuRo Capital Corp.’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the other related disclosure contained in such Proxy Statement.”

The vote for this Proposal II is advisory, and is therefore not binding upon the Compensation Committee, our Board of Directors or the Company. Our Compensation Committee and our Board of Directors value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, we will carefully consider our stockholders’ concerns, and the Compensation Committee and our Board of Directors will evaluate whether any actions are necessary to address such concerns.

In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote “FOR” the advisory resolution to approve the compensation of the Company’s named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL III: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on April 17, 2024, our Board of Directors and the Audit Committee selected Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum also will serve as the independent registered public accounting firm for all of our wholly owned subsidiaries. Marcum has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of Marcum will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The reports of Marcum on our financial statements for the fiscal years ended December 31, 2023, 2022 and 2021 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The following table presents fees billed to the Company for professional services rendered by Marcum for the fiscal years ended December 31, 2023 and 2022:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$646,938	$702,615
Audit-Related Fees(2)	31,200	—
Tax Fees(3)	39,877	34,826
All Other Fees(4)	—	—
Total Fees	$718,015	$737,441

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by our independent registered public accountants in connection with statutory and regulatory filings.

(2)	Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)	All Other Fees. All other fees would include fees for products and services other than the services reported above.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Ms. Westley and Messrs. Mazur, Potter, and Lott.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair such auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to subcommittees consisting of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Marcum LLP, the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2023, the matters an independent auditor is required to discuss with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the applicable requirements of the PCAOB and has discussed with Marcum LLP its independence. The Audit Committee has also considered whether the provision of non- audit services, and the fees charged for such services, by Marcum LLP are compatible with Marcum LLP maintaining its independence from the Company.

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Conclusion

Based on the Audit Committee’s discussion with management and Marcum LLP, the Audit Committee’s review of the audited financial statements, the representations of management and the report of Marcum LLP to the Audit Committee, the Audit Committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Respectfully Submitted,

The Audit Committee

Marc Mazur, Chair
Ronald M. Lott
Leonard A. Potter
Lisa Westley

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

44

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

45

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2025 Annual Meeting of Stockholders will be held in, or around, June 2025, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2025 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of SuRo Capital Corp. at 640 Fifth Avenue, 12th Floor, New York, New York 10019 or the Company’s then current business address. The Company must receive the proposal no earlier than November 19, 2024 and no later than December 19, 2024, as described below, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2025 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice must set forth all information required and must be delivered to the Corporate Secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this Proxy Statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this Proxy Statement. As a result, for the Company’s 2025 Annual Meeting of Stockholders, a stockholder’s notice submitted pursuant to the provisions of our bylaws must be received no earlier than November 19, 2024, and no later than 5:00 p.m., Eastern Time, on December 19, 2024; provided, however, that in the event that the date of the 2025 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the 2025 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2025 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2025 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. The submission of a proposal pursuant to the provisions of the Company’s bylaws does not guarantee its presentation at any meeting of stockholders. We advise you to review our bylaws, a copy of which is on file with the SEC, and which contain additional requirements about advance notice of stockholder proposals and director nominations. In accordance with our bylaws, the Chair of the 2025 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Notices of intention to present proposals at the 2025 Annual Meeting of Stockholders should be addressed to the Corporate Secretary of SuRo Capital Corp. at 640 Fifth Avenue, 12th Floor, New York, New York 10019. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.

By Order of the Board of Directors,

/s/ Allison Green
Allison Green
Corporate Secretary

New York, New York

April 18, 2024

46

PRIVACY NOTICE

We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you.

You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in the Company.

We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser and administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.

We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from them and provide reports to them.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:

SuRo Capital Corp.

640 Fifth Avenue, 12th Floor

New York, New York 10019

ATTN: Chief Compliance Officer

47

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Leonard A. Potter

The Board of Directors recommends you vote FOR proposals:

	For	Against	Abstain
2. To provide an advisory non-binding vote to approve executive compensation.	☐	☐	☐
3. The ratification of the selection of Marcum LLP as the independent registered public accounting firm for SuRo Capital Corp. for the fiscal year ending December 31, 2024.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other matters that may come before the meeting on which action can properly be taken, including any adjournments thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000642462_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement Form 10-K are available at www.proxyvote.com

SURO CAPITAL CORP.
Annual Meeting of Stockholders
June 5, 2024 9:00 A.M., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of SuRo Capital Corp. (the "Company") acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Company and hereby appoints Mark Klein and Allison Green, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036, on June 5, 2024 at 9:00 A.M., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposals 1, 2 and 3 and in the discretion of the proxies with respect to any other matters that may come before the meeting on which action can properly be taken, including any adjournments thereof.

Continued and to be signed on reverse side

0000642462_2 R1.0.0.6